EXHIBIT 21

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
The Dow Chemical Company	Delaware
Arabian Chemical Company (Latex) Ltd. (1)	Saudi Arabia	50
Arabian Chemical Company (Polystyrene) Limited (1)	Saudi Arabia	50
Battleground Water Company (73)	Texas	9
Buildscape, LLC	Delaware	100
CanStates Holdings Inc.	Oklahoma	100
ANGUS Chemical Company	Delaware	100
CD Polymers Inc.	Delaware	100
Centen Ag Inc.	Delaware	100
Dow AgroSciences LLC (9)	Delaware	39
DowBrands Inc. (14)	Delaware	8
Mycogen Corporation (13)	California	12
Chemars III LLC	Delaware	100
Chemtech II L.P. (8)	Delaware	22
DC Partnership Management Inc.	Delaware	100
DowBrands L.P. (6)	Delaware	42
DCOMCO, Inc.	Delaware	100
Denmerco Inc.	Delaware	100
Dexco Polymers Operating Company LLC (1)	Texas	50
Dexco Polymers LP (1) (18)	Texas	1
Diamond Capital Management Inc.	Delaware	100
DML Holding Inc. (30)	Delaware	89
Rohm and Haas Canada Investments Inc./Placements Rohm et Haas Canada Inc. (56)	Canada	1
Dofinco, Inc.	Delaware	100
Dow Business Services LLC	Delaware	100
Dow Capital International LLC	Delaware	100
Dow Chemical (Australia) Limited	Australia	100
Dow Australia Superannuation Fund A Pty Limited	Australia	100
Dow Chemical (China) Investment Company Limited	China	100
Dow Chemical (China) Company Limited	China	100
Dow Chemical (Guangzhou) Company Limited	China	100
Dow Chemical (Shanghai) Company Limited	China	100
Dow Chemical (Zhangjiagang) Company Limited	China	100
Guangdong Zhongshan Amerchol Specialty Chemicals Co., Ltd.	China	90
Zhejiang Pacific Chemical Corporation	China	100
Dow Chemical China Holdings Pte. Ltd.	Singapore	100
Dow Chemical Delaware Corp.	Delaware	100
Chemtech II L.P. (8)	Delaware	73
Chemtech Portfolio Inc. (11)	Texas	33
Chemtech Portfolio II Inc.	Michigan	100
Dow Chemical International Ltd.	Delaware	100
Dow Chemical Thailand Ltd.	Thailand	100
Dow International Holdings Company (22)	Delaware	1
Dow International Holdings S.A. (77)	Switzerland	1
Pacific Plastics (Thailand) Limited (41)	Thailand	51
Petroquimica-Dow S.A. (Petrodow)	Chile	100
Dow Chemical Korea Limited (34)	Korea	86
Dow Chemical (NZ) Limited	New Zealand	100
Dow Chemical Pacific Limited	Hong Kong	100
Dow Chemical Pacific (Singapore) Private Limited	Singapore	100
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia	100
Dow Chemical International Pvt. Ltd. (26)	India	99
Dow Chemical Vietnam LLC	Vietnam	100
PT Dow Indonesia (65)	Indonesia	99
Dow Chemical (Singapore) Private Limited	Singapore	100
Dow Chemical International Pvt. Ltd. (26)	India	1
PT Dow Indonesia (65)	Indonesia	1

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Chemical Taiwan Limited	Taiwan	100
Dow Chemical Telecommunications Corp.	Delaware	100
Dow Credit Corporation	Delaware	100
Dow Customs & Trade LLC	Delaware	100
Dow Deutschland Inc.	Delaware	100
Dow Chemical Inter-American Limited	Delaware	100
Dow Quimica de Colombia S.A. (5)	Colombia	10
Dow Deutschland Management Inc.	Delaware	100
Dow Engineering Company	Delaware	100
Dow Engineering, Inc.	Michigan	100
Dow Environmental Inc.	Delaware	100
Dow Financial Services Inc.	Delaware	100
Dow Global Technologies LLC	Delaware	100
Chemtech Portfolio Inc. (11)	Texas	67
Stonehenge Community Development XVII, LLC	Delaware	99
Dow Petrochemicals Holding LLC (42)	Delaware	25
Daulat Holdco LLC	Delaware	100
K-D Petrochemicals C.V. (1) (47)	Netherlands	1
K-Dow Petrochemicals GmbH (1)	Switzerland	50
K-D Petrochemicals C.V. (1) (47)	Netherlands	47
Dow Technology Investments LLC (37)	Delaware	50
Dow Holdings LLC	Delaware	100
Dow Corning Corporation (82)	Michigan	50
Dow Hydrocarbons and Resources LLC	Delaware	100
Cayuse Pipeline, Inc.	Texas	100
Dow Intrastate Gas Company	Louisiana	100
Dow Pipeline Company	Texas	100
K/D/S Promix, LLC (1)	Texas	50
Midland Pipeline Corp.	Delaware	100
Fort Saskatchewan Ethylene Storage Corporation (1)	Canada	50
Fort Saskatchewan Ethylene Storage Limited Partnership (1) (12)	Canada	1
DowBrands L.P. (6)	Delaware	58
Dow Internacional Mexicana S.A. de C.V.	Mexico	100
Dow International B.V.	Netherlands	100
Dow International Financial Services	Ireland	100
Dow Capital Public Limited Company	Ireland	100
Dow International Holdings Company (22)	Delaware	72
DC Spectrum Holding C.V. (38)	Netherlands	99
Coöperatieve DC Prisma Holding U.A. (39)	Netherlands	99
Dow Dutch Holding B.V.	Netherlands	100
DC Galaxy Holding C.V. (40)	Netherlands	1
Dow Europe Finance I B.V.	Netherlands	100
Dow International Holdings S.A. (77)	Switzerland	99
3243424 Nova Scotia Company	Canada	100
DC Galaxy Holding C.V. (40)	Netherlands	99
Dow Europe Holding B.V.	Netherlands	100
BASF DOW HPPO B.V. (1)	Netherlands	50
BASF DOW HPPO Technology B.V. (1)	Netherlands	50
Control Securities Finance (Consecfin) B.V.	Netherlands	100
DC Finance Canada B.V.	Netherlands	100
Domaluna B.V.	Netherlands	100
Dow Austria Gesellschaft m.b.H	Austria	100
Dow Belgium B.V.B.A.	Belgium	100
Dow Benelux B.V.	Netherlands	100
Dow Netwerk B.V.	Netherlands	100
Emergo Finance C.V. (1)	Netherlands	50
Polyol Belgium B.V.B.A. (10)	Belgium	99

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Valuepark Terneuzen Beheer B.V. (1)	Netherlands	50
Valuepark Terneuzen C.V. (1) (25)	Netherlands	1
Dow Beteiligungsgesellschaft mbH & Co. KG	Germany	100
Dow Olefinverbund GmbH (44)	Germany	5
Dow Chemical Company Limited	United Kingdom	100
Autothane Limited	United Kingdom	100
Cromarty Petroleum Company Limited (1)	United Kingdom	50
Dow Chemical Services UK Limited	United Kingdom	100
Dow Services Trustees UK Limited	United Kingdom	100
Hyperlast Limited	United Kingdom	100
ALH Rail Coatings Limited (1)	United Kingdom	50
Hypertec Print Services Limited	United Kingdom	100
Xitrack Limited (1)	United Kingdom	50
Dow Chemical East Africa Limited (79)	Kenya	90
Dow Chemical Iberica S.L.	Spain	99
Terminal de Atraque de Productos Petroquimicos, AIE (1)	Spain	50
Transformadora de Etileno A.I.E. (1)	Spain	50
Dow Chemical Korea Limited (34)	Korea	14
Dow Chemical OOO	Russia	100
Dow Chemical Romania S.R.L.	Romania	100
Dow Deutschland Verwaltungs Vertriebs GmbH	Germany	100
Dow Deutschland Vertriebs GmbH & Co. OHG (76)	Germany	30
Dow Europe GmbH	Switzerland	100
Dolpa S.a.r.l.	Luxembourg	100
Dow-GACL SolVenture Limited (1)	India	50
Dow Chemical IMEA GmbH	Switzerland	100
Dow Contract Services FZE	Dubai	100
Dow Egypt Services Limited (43)	Egypt	25
Dow Mideast Systems S.A.E. (JSC) (2)	Egypt	1
Dow France S.A.S.	France	100
Dow Hellas A.E.	Greece	100
Dow Hungary Kft.	Hungary	100
Dow InterBranch B.V.	Netherlands	100
Business Process Service Center Terneuzen B.V.	Netherlands	100
Dow Chemical East Africa Limited (79)	Kenya	10
Dow Danmark A/S	Denmark	100
Dow Mideast Systems S.A.E. (JSC) (2)	Egypt	1
Dow Norge A/S	Norway	100
Dow Saudi Arabia Company (35)	Saudi Arabia	15
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi (3)	Turkey	1
Dow Zwijndrecht B.V.B.A. (19)	Belgium	1
Santa Vitoria Acucar e Alcool Ltda. (81)	Brazil	50
Dow Italia s.r.l.	Italy	100
Dow AgroSciences Italia s.r.l.	Italy	100
Dow Italia Divisione Commerciale s.r.l	Italy	100
Dow Mideast Systems S.A.E. (JSC) (2)	Egypt	98
Dow Egypt Services Limited (43)	Egypt	75
Dow Olefinverbund GmbH (44)	Germany	95
ANGUS Chemie GmbH	Germany	100
Dow Stade Produktions GmbH & Co. OHG (29)	Germany	30
Dow Wolff Cellulosics GmbH & Co. OHG (36)	Germany	50
Dow AgroSciences GmbH	Germany	100
Dow Deutschland Anlagengesellschaft mbH	Germany	100
Dow Wolff Cellulosics GmbH	Germany	100
Probis GmbH	Germany	100
UPPC GmbH	Germany	100
UPPC Ltd.	United Kingdom	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow MF Verwaltungs GmbH	Germany	100
Dow MF Produktion GmbH & Co. OHG (74)	Germany	30
Dow Pipeline Gesellschaft mbH & Co. KG	Germany	80
Dow Pipeline Verwaltungsgesellschaft mbH	Germany	80
SAFECHEM Europe GmbH	Germany	100
Dow Deutschland Vertriebs GmbH & Co. OHG (76)	Germany	70
Dow MF Produktion GmbH & Co. OHG (74)	Germany	70
Dow Stade Produktions GmbH & Co. OHG (29)	Germany	70
Dow Wolff Cellulosics GmbH & Co. OHG (36)	Germany	50
Dow Plastics and Chemicals Holding B.V.	Netherlands	100
K-D Petrochemicals C.V. (1) (47)	Netherlands	1
Dow Polska Sp.z.o.o.	Poland	100
Dow Portugal - Produtos Quimicos, Unipessoal, Lda.	Portugal	100
Dow Saudi Arabia Company (35)	Saudi Arabia	85
Dow Southern Africa (Pty) Ltd	South Africa	100
Dow Suomi OY	Finland	100
Dow Sverige AB	Sweden	100
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi (3)	Turkey	99
Dow (Wilton) Limited	United Kingdom	100
Dow Zwijndrecht B.V.B.A. (19)	Belgium	99
Edulan A/S	Denmark	100
Edulan U.K. Limited	United Kingdom	100
HPPO Holding & Finance C.V. (1)	Netherlands	50
MEGlobal B.V. (1)	Netherlands	50
MTP HPJV C.V. (83)	Netherlands	50
MTP HPJV Management B.V. (83)	Netherlands	50
Oman Petrochemical Industries Company LLC (1)	Oman	50
Polyol Belgium B.V.B.A. (10)	Belgium	1
RUS Polyurethanes Holding B.V.	Netherlands	58
Dow Izolan OOO (45)	Russia	100
Dow Izolan Ukraine LLC (46)	Ukraine	100
UC Investment B.V.	Netherlands	100
EQUATE Marketing Company E.C. (1)	Bahrain	50
Rofan Automation and Information Systems B.V.	Netherlands	100
Terneuzen Partnership Services B.V.	Netherlands	100
Valuepark Terneuzen C.V. (1) (25)	Netherlands	49
Dow Netherlands Investments LLC	Delaware	100
Coöperatieve DC Prisma Holding U.A. (39)	Netherlands	1
Dow Netherlands Holdings LLC	Delaware	100
DC Spectrum Holding C.V. (38)	Netherlands	1
DowBrands Inc. (14)	Delaware	79
Dow International Technology Corporation	Delaware	100
Dow Kakoh Kabushiki Kaisha	Japan	65
Dow Pacific Holdings B.V.	Netherlands	100
Dow Peru S.A. (24)	Peru	91
Dow Petrochemicals Holding LLC (42)	Delaware	25
Dow Quimica Argentina S.A. (20)	Argentina	76
Dow Quimica Chilena S.A. (21)	Chile	89
Dow Quimica de Colombia S.A. (5)	Colombia	90
Dow Quimica Mexicana S.A. de C.V. (16)	Mexico	85
Dow Roofing Systems LLC	Delaware	100
Dow South Africa Holdings (Pty) Ltd.	South Africa	100
Sentrachem Limited	South Africa	100
Cisvaal (Proprietary) Limited	South Africa	100
Minchem International Inc.	South Africa	100
South African Polymer Holdings (PTY) Ltd.	South Africa	100
Dow Trading S.A.	Switzerland	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Trent Limited	United Kingdom	100
Dow UK Limited	United Kingdom	100
Haltermann Limited	United Kingdom	100
Ascot Investments Limited	United Kingdom	100
Ascot Chemicals Limited	United Kingdom	100
Haltermann Pension Trustees Limited	United Kingdom	100
Suter Limited	United Kingdom	100
Dow Venezuela, C.A. (7)	Venezuela	36
Dow Verwaltungsgesellschaft mbH	Germany	100
Dow-Mitsui Chlor-Alkali LLC (83)	Delaware	50
DSL Holdings Inc.	Delaware	100
Dow Reichhold Specialty Latex LLC (1)	Delaware	50
DW Dexco Investment LLC	Delaware	100
Dexco Polymers LP (1) (18)	Texas	49
Equipolymers B.V. (1)	Netherlands	50
Essex Chemical Corporation	New Jersey	100
Essex Specialty Products LLC	New Jersey	100
American Mortell Corporation	Texas	100
Mortell Company	Delaware	100
Dow Chemical (Wuhan) Company Limited	China	100
Dow International Holdings Company (22)	Delaware	8
GWN Holding, Inc. (31)	Delaware	27
FilmTec Corporation	Delaware	100
OMEX Overseas Holdings Inc.	Virgin Islands	100
Zhejiang OMEX Environmental Engineering Co., Ltd.	China	100
Flexible Products Company	Georgia	100
Flexible Products Company of Canada, Inc	Canada	100
Forbanco Inc.	Delaware	100
General Latex and Chemical Corporation	Massachusetts	100
GNS Enterprises, LLC	Georgia	100
GNS Technologies, LLC	Georgia	100
Great Western Pipeline Company, Inc.	California	100
GWN Holding, Inc. (31)	Delaware	66
Rohm and Haas Canada Investments Inc./Placements Rohm et Haas Canada Inc. (56)	Canada	92
3243425 Nova Scotia Company	Canada	100
Daulat Canada Holding LP (80)	Canada	1
Dow Canada Holding LP (78)	Canada	1
Rohm and Haas Canada LP (57)	Canada	1
Dow Canada Holding LP (78)	Canada	99
Daulat Canada Holding LP (80)	Canada	99
3229809 Nova Scotia Company	Canada	100
Dow Investment Argentina S.A. (48)	Argentina	97
PBBPolisur S.A. (28)	Argentina	72
PBBPolisur S.A. (28)	Argentina	28
Dow Investment Argentina S.A. (48)	Argentina	3
K-D Petrochemicals C.V. (1) (47)	Netherlands	1
SD Group Service Co., Ltd. (1)	Thailand	50
Siam Polyethylene Company Limited (1) (75)	Thailand	2
Siam Polyethylene Company Limited (1) (75)	Thailand	49
Dow Chemical Canada ULC	Canada	100
3229897 Nova Scotia Company	Canada	100
Dow Chemical Finance Canada ULC	Canada	100
Modeland International Holdings Inc. (23)	Barbados	59
Dow Brasil S.A.	Brazil	100
Branco Dow Compostos de Engenharia Ltda.	Brazil	100
Dopec Industria E Comercio Ltda.	Brazil	100
Dow Especialidades Quimicas Ltda.	Brazil	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Brasil Sudeste Industrial Ltda.	Brazil	100
Keytil Sociedad Anonima	Uruguay	100
Santa Vitoria Acucar e Alcool Ltda. (81)	Brazil	50
Fort Saskatchewan Ethylene Storage Limited Partnership (1) (12)	Canada	49
H-D Tech Inc. (1)	Canada	50
MEGlobal Canada Inc (1)	Canada	50
Pétromont and Company, Limited Partnership (1)	Canada	50
Pétromont Inc. (1)	Canada	50
Rohm and Haas Canada LP (57)	Canada	99
Ifco Inc.	Delaware	100
Chemtech II L.P. (8)	Delaware	5
Intarsia Corporation	Delaware	99
Ion Holdings LLC (15)	Delaware	60
Ion Investments S.a.r.l.	Luxembourg	100
Liana Limited	Delaware	100
Dorinco Insurance (Ireland) Limited	Ireland	100
Dorinco Reinsurance Company	Michigan	100
Dorintal Reinsurance Limited	Bermuda	100
100 Independence Mall West LLC	Delaware	100
Timber Insurance Limited	Bermuda	100
Pacific Plastics (Thailand) Limited (41)	Thailand	49
Raven Group Ltd.	Delaware	100
RavenWorks Ltd.	Delaware	100
Rofan Services Inc.	Delaware	100
Dow AgroSciences LLC (9)	Delaware	10
DowBrands Inc. (14)	Delaware	2
Ion Holdings LLC (15)	Delaware	40
Mycogen Corporation (13)	California	88
Dow AgroSciences LLC (9)	Delaware	51
Alsan Research (1)	Iowa	50
Bayer DAS (Private) Ltd (1)	Pakistan	50
DAS Agricultural Investment Holding Company Ltd.	Mauritius	100
Dow AgroSciences India Pvt. Ltd. (27)	India	1
Dow AgroSciences (China) Company Limited	China	100
DERe Insurance Company	Vermont	100
Dintec Agrichemicals LLC (1)	Delaware	50
Dow AgroSciences Agricultural Products Limited	Mauritius	100
Dow AgroSciences India Pvt. Ltd. (27)	India	99
Dow AgroSciences B.V.	Netherlands	100
Ambito DAS S.A. (1)	Argentina	50
ChacoDAS S.A. (1)	Argentina	50
DASER AGRO S.A. (1)	Argentina	50
Desab S.A. (1)	Argentina	50
Dintec Agroquimica Produtos Quimicos, Lda.	Portugal	66
Dow AgroSciences A.S.	Turkey	100
Dow AgroSciences Argentina S.A. (17)	Argentina	89
Dow AgroSciences Bolivia S.A. (32)	Bolivia	1
Dow AgroSciences Paraguay S.A. (33)	Paraguay	1
Dow AgroSciences Asia Sdn. Bhd.	Malaysia	100
Dow AgroSciences Australia Limited	Australia	100
Dow AgroSciences Bolivia S.A. (32)	Bolivia	98
Dow AgroSciences Canada Inc.	Canada	100
Dow AgroSciences Chile S.A.	Chile	100
Dow AgroSciences Costa Rica S.A.	Costa Rica	100
Dow AgroSciences Danmark A/S	Denmark	100
Dow AgroSciences de Colombia S.A.	Colombia	100
Dow AgroSciences de Mexico S.A. de C.V.	Mexico	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow AgroSciences Export S.A.S.	France	100
Dow AgroSciences Guatemala S.A.	Guatemala	100
Dow AgroSciences Iberica S.A.	Spain	100
Dow AgroSciences Industrial Ltda.	Brazil	100
Dow AgroSciences Sementes & Biotecnologia Brasil Ltda.	Brazil	100
Dow AgroSciences Limited	United Kingdom	100
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia	100
Dow AgroSciences (NZ) Limited	New Zealand	100
Dow AgroSciences OOO	Russia	100
Dow AgroSciences Pacific Limited	Hong Kong	100
Dow AgroSciences Paraguay S.A. (33)	Paraguay	99
Dow AgroSciences Bolivia S.A. (32)	Bolivia	1
Dow AgroSciences Polska Sp z.o.o.	Poland	100
Dow AgroSciences S.A.S.	France	100
Dow AgroSciences Distribution S.A.S.	France	100
Dow AgroSciences s.r.o.	Czech Republic	100
Dow AgroSciences Sverige A/B	Sweden	100
Dow AgroSciences Taiwan Ltd.	Taiwan	100
Dow AgroSciences Technology GmbH	Switzerland	100
Dow AgroSciences Switzerland S.A.	Switzerland	100
Dow AgroSciences Hungary Kft.	Hungary	100
Dow AgroSciences Vertriebsgesellschaft m.b.H.	Austria	100
Dow Chemical Japan Limited	Japan	100
Dow Venezuela, C.A. (7)	Venezuela	54
Fedea S.A. (1)	Argentina	50
Forratec Argentina S.A. (1)	Argentina	50
JV Agro S.A. (1)	Argentina	50
P.T. Dow AgroSciences Indonesia	Indonesia	95
Rindes y Cultivos DAS S.A. (1)	Argentina	50
Terramar JV S.A. (1)	Argentina	50
Ubajay DAS S.A. (1)	Argentina	50
Dow AgroSciences China Ltd.	Delaware	100
Dow AgroSciences International Ltd.	Delaware	100
Dow AgroSciences (Thailand) Limited	Thailand	100
Dow AgroSciences Southern Africa (Proprietary) Ltd.	South Africa	100
Sanachem Zimbabwe (Pvt) Ltd.	Zimbabwe	100
DowBrands Inc. (14)	Delaware	11
Mycogen Crop Protection, Inc.	California	100
Mycogen S.A. de C.V. (4)	Mexico	99
Mycogen Plant Science, Inc.	Delaware	100
Agrigenetics, Inc.	Delaware	100
Agrigenetics Molokai LLC	Hawaii	100
Brodbeck Seeds LLC	Delaware	100
Dairyland Seed Co., Inc.	Wisconsin	100
Dow AgroSciences Argentina S.A. (17)	Argentina	11
Duo Maize B.V.	Netherlands	100
Mycogen S.A. de C.V. (4)	Mexico	1
Mycogen Seeds-Puerto Rico Corporation	Delaware	100
Pfister Seeds LLC	Delaware	100
Renze Seeds LLC	Delaware	100
Texas Triumph Seed Co., Inc.	Texas	100
Monterey Seed Company, Inc.	Texas	100
Phytogen Seed Company, LLC	Delaware	54
Wenben Inc.	Delaware	100
Rohm and Haas Company	Delaware	100
AgroFresh Inc.	Illinois	100
Charles Lennig & Company LLC	Delaware	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas Australia Pty. Ltd. (49)	Australia	1
Rohm and Haas Chile Limitada. (50)	Chile	1
Rohm and Haas Colombia Ltda (51)	Colombia	5
Rohm and Haas Argentina S.R.L. (52)	Argentina	10
Rohm and Haas Australia Pty. Ltd. (49)	Australia	99
Rohm and Haas Chemicals LLC (53)	Delaware	23
CVD Incorporated	Delaware	100
Morton Intermediate Company	Delaware	100
Rohm and Haas Electronic Materials Taiwan Ltd.	Taiwan	100
Morton International Co., Ltd.	Japan	100
Morton International, LLC	Indiana	100
Nichigo-Morton Co., Ltd. (1)	Japan	50
Rohm and Haas Credit LLC	Delaware	100
Rohm and Haas (Bermuda), Ltd.	Bermuda	100
Rohm and Haas Holdings Ltd. (54)	Bermuda	99
Rohm and Haas Capital Corporation	Delaware	100
Rohm and Haas Equity Corporation (55)	Delaware	83
ROH Venture GmbH	Germany	100
StoHaas Management GmbH (1)	Germany	50
StoHaas Monomer GmbH & Co. KG (1)	Germany	50
Rohm and Haas (Far East) Limited	Hong Kong	100
Rohm and Haas Asia, Inc.	Delaware	100
Rohm and Haas Chemical (Thailand) Limited	Thailand	100
Rohm and Haas China, Inc.	Delaware	100
Beijing Eastern Rohm and Haas Company, Limited (BERHC)	China	60
Rohm and Haas International Trading (Shanghai) Co. Ltd.	China	100
Shanghai Eastern Rohm and Haas Company Ltd.	China	59
Rohm and Haas Denmark Investments LLC	Delaware	100
Rohm and Haas European Holding ApS (59)	Denmark	1
Rohm and Haas Denmark A/S	Denmark	100
Rohm and Haas Denmark Finance A/S	Denmark	100
Acima AG fur Chemische Industrie	Switzerland	100
PT. Rohm and Haas Indonesia (61)	Indonesia	99
RH Denmark Asia Plastics Additives Investment ApS	Denmark	100
RH DK ChemiHaas Holding ApS	Denmark	100
RH DK Korea FPD Holdings ApS	Denmark	100
SKC Haas Display Films Co., Ltd.	Korea	51
SKC Haas Display Films (USA) LLC	Delaware	100
SKC Haas Display Films Japan K.K.	Japan	100
SKC Haas Display Films Taiwan Ltd.	Taiwan	100
SKC Haas Polska Sp.z o. o.	Poland	100
SKC New Material (Suzhou) Co., Ltd.	China	100
RH DK Korea OLED Holdings ApS	Denmark	100
RH DK Mexico Holding ApS	Denmark	100
Rohm and Haas Mexico, S. de R.L. de C.V. (62)	Mexico	99
RH DK Vietnam Holdings ApS	Denmark	100
Rohm and Haas Vietnam Co., Ltd.	Vietnam	100
Rohm and Haas (India) Pvt. Ltd. (60)	India	1
Rohm and Haas (UK) Holdings Ltd.	United Kingdom	100
Morton International Limited	United Kingdom	100
Rohm and Haas Electronic Materials Europe Ltd.	United Kingdom	100
Shipley Chemicals Limited	United Kingdom	100
Rohm and Haas UK Investment Ltd.	United Kingdom	100
Rohm and Haas (UK) Limited	United Kingdom	100
Lennig Chemicals Limited (1)	United Kingdom	50
Rohm and Haas (Scotland) Limited	United Kingdom	100
Rohm and Haas Electronic Materials AB	Sweden	100
Rohm and Haas Electronic Materials Holdings UK Ltd.	United Kingdom	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas Argentina S.R.L. (52)	Argentina	90
Rohm and Haas Bermuda Partner I GP (63)	Bermuda	46
Rohm and Haas Denmark Bermuda GP ApS	Denmark	100
Rohm and Haas Bermuda GP (64)	Bermuda	47
Rohm and Haas Denmark Holding Company ApS	Denmark	100
Finndisp Ltd.	Russia	100
Limited Liability Company “Rohm and Haas”	Russia	100
Limited Liability Company “Rohm and Haas Khimicheskiye Tekhnologii”	Russia	100
Rohm and Haas B.V.	Netherlands	100
Rohm and Haas Espana Production Holding, S.L.	Spain	100
Rohm and Haas Espana, S.L.	Spain	100
Rohm and Haas Europe Sales ApS	Denmark	100
Rohm and Haas International SNC (69)	France	1
Rohm and Haas Europe Services ApS	Denmark	100
Rohm and Haas Europe Trading ApS	Denmark	100
RH Switzerland Production Holding GmbH	Switzerland	100
Rohm and Haas Electronic Materials Schweiz GmbH	Switzerland	100
RH Deutschland Produktion Holding GmbH	Germany	100
Rohm and Haas Deutschland Produktion GmbH & Co. KG	Germany	100
Rohm and Haas Nordiska AB	Sweden	100
Rohm and Haas South Africa (PTY) Limited	South Africa	100
Rohm and Haas France Finance SAS	France	100
Rohm and Haas Italia S.r.l.	Italy	100
Rohm and Haas Kimya Sanayi Limited Sirketi (66)	Turkey	99
Rohm and Haas Kimya Ticaret Limited Sirketi (67)	Turkey	99
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S. (68)	Turkey	59
Rohm and Haas International SNC (69)	France	99
RH France Production Holding SAS	France	100
Rohm and Haas France S.A.S.	France	100
Morton International S.A.S.	France	100
Rohm and Haas Electronic Materials SAS	France	100
Rohm and Haas Polska Sp. z o.o.	Poland	100
Rohm and Haas Bermuda Partner II GP (70)	Bermuda	99
Rohm and Haas Bermuda GP (64)	Bermuda	53
Rohm and Haas Chemicals Singapore Pte. Ltd.	Singapore	100
Rohm and Haas China Holding ApS	Denmark	100
Rohm and Haas (China) Holding Co., Ltd.	China	100
Rohm and Haas China Investment Holding Company Ltd	Mauritius	100
Rohm and Haas Denmark Bermuda Holding Company ApS	Denmark	100
RH Asia Holding GmbH	Switzerland	100
Rohm and Haas Electronic Materials Asia Limited	Hong Kong	100
RH Denmark Dongguan Holding Company ApS	Denmark	100
Rohm and Haas Electronic Materials (Shanghai) Ltd.	China	100
Rohm and Haas Electronic Materials Singapore Pte. Ltd. (71)	Singapore	50
Rohm and Haas HK China Investments Limited	Hong Kong	100
Rohm and Haas Electronic Materials Singapore Pte. Ltd. (71)	Singapore	50
Rohm and Haas Bermuda Partner I GP (63)	Bermuda	53
Rohm and Haas Denmark China Investment ApS	Denmark	100
PT. Rohm and Haas Indonesia (61)	Indonesia	1
Rohm and Haas Bermuda Partner I GP (63)	Bermuda	1
Rohm and Haas Bermuda Partner II GP (70)	Bermuda	1
Rohm and Haas Latinoamerica, S. de R.L. de C.V. (72)	Mexico	1
Rohm and Haas Mexico, S. de R.L. de C.V. (62)	Mexico	1
Rohm and Haas Shanghai Chemical Industry Co., Ltd.	China	100
Rohm and Haas Finland Oy	Finland	100
Rohm and Haas HK Dongguan Holding Limited	Hong Kong	100
Rohm and Haas Electronic Materials Dongguan Ltd.	China	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas India Investment ApS	Denmark	100
Rohm and Haas (India) Pvt. Ltd. (60)	India	99
Rohm and Haas Kimya Sanayi Limited Sirketi (66)	Turkey	1
Rohm and Haas Kimya Ticaret Limited Sirketi (67)	Turkey	1
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S. (68)	Turkey	1
Rohm and Haas Latinoamerica, S. de R.L. de C.V. (72)	Mexico	99
Rohm and Haas Nederland B.V.	Netherlands	100
Rohm and Haas Singapore (Pte.) Ltd.	Singapore	100
Rohm and Haas European Holding ApS (59)	Denmark	99
Rohm and Haas German Real Estate GmbH	Germany	100
Rohm and Haas Korea Co., Ltd.	Korea	100
Rohm and Haas Luxembourg Holding S.a.r.l.	Luxembourg	100
Rohm and Haas Canada Finance Company/Compagnie de Finance Rohm et Haas Canada	Canada	100
Rohm and Haas Canada Investments Inc./Placements Rohm et Haas Canada Inc. (56)	Canada	8
Rohm and Haas Texas Incorporated	Texas	100
Battleground Water Company (73)	Texas	52
ROH Monomer Holding Company	Delaware	100
Rohm and Haas Investment Holdings Inc. (58)	Delaware	27
Rohm and Haas Malaysia Sdn Bhd	Malaysia	100
Rohm and Haas Holdings Ltd. (54)	Bermuda	1
Rohm and Haas Equity Corporation (55)	Delaware	12
Rohm and Haas Wood Treatment LLC	Delaware	100
Rohm and Haas Chile Limitada. (50)	Chile	99
Rohm and Haas Colombia Ltda (51)	Colombia	95
Rohm and Haas de Venezuela, C.A.	Venezuela	100
Rohm and Haas Electronic Materials K.K.	Japan	100
LeaRonal Japan Y.K.	Japan	100
Rohm and Haas Japan Kabushiki Kaisha	Japan	100
Japan Acrylic Chemical Co., Ltd.	Japan	100
Rohm and Haas Equity Corporation (55)	Delaware	2
Rohm and Haas Holdings LLC	Delaware	100
Rohm and Haas Chemicals LLC (53)	Delaware	76
Rohm and Haas Electronic Materials Holdings, Inc.	Delaware	100
Rohm and Haas Electronic Materials CMP Inc.	Delaware	100
Rohm and Haas Electronic Materials CMP Asia Inc.	Delaware	80
Nitta Haas Trading Company	Japan	100
Rohm and Haas Electronic Materials CMP Korea Ltd.	Korea	100
Rohm and Haas Electronic Materials CMP Sdn. Bhd.	Malaysia	100
Rohm and Haas Electronic Materials CMP Europe GmbH	Germany	100
Rohm and Haas Electronic Materials CMP Holdings, Inc.	Delaware	100
Rohm and Haas International Holdings Inc.	Delaware	100
Rohm and Haas Asia Holdings B.V.	Netherlands	100
Rohm and Haas Electronic Materials Asia-Pacific Co., Ltd.	Taiwan	100
Rohm and Haas Electronic Materials Korea Ltd.	Korea	100
Rohm and Haas Japan Holdings Y.K.	Japan	100
Nitta Haas Incorporated (83)	Japan	50
Rodel Particles, Inc.	Japan	100
Rohm and Haas Taiwan, Inc.	Taiwan	100
Rohm and Haas Electronic Materials LLC	Delaware	100
Rohm and Haas Equity Corporation (55)	Delaware	3
Rohm and Haas Latin America, Inc.	Delaware	100
Rohm and Haas Chemicals LLC (53)	Delaware	1
Rohm and Haas Vermont Company	Vermont	100
Rohm and Haas Investment Holdings Inc. (58)	Delaware	64
Rohm and Haas New Zealand Limited	New Zealand	100
Rohm and Haas Philippines, Inc.	Philippines	100
Rohm and Haas Quimica Ltda.	Brazil	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas Southeast Asia, Inc.	Delaware	100
Silicon Valley Chemical Laboratories Inc.	California	80
SAFECHEM North America LLC	Delaware	100
Sentrachem US, Inc.	Delaware	100
Hampshire Holdings, Inc.	Delaware	100
Hampshire Chemical Corp.	Delaware	100
Siam Polystyrene Company Limited (1)	Thailand	50
Siam Styrene Monomer Co., Ltd. (1)	Thailand	50
Siam Synthetic Latex Company Limited (1)	Thailand	50
Styron Asia Limited	Hong Kong	100
TCM Technologies Inc.	Delaware	100
Texas LNG Holdings LLC	Delaware	100
Union Carbide Corporation	New York	100
Amerchol Corporation	Delaware	100
Benefit Capital Management Corporation	Delaware	100
Calidria Corporation	Delaware	100
Carbide Chemical (Thailand) Limited	Thailand	100
Excellent Quality (Thailand) Company Limited	Thailand	100
Catalysts, Adsorbents & Process Systems, Inc.	Maryland	100
DML Holding Inc. (30)	Delaware	11
Dow International Holdings Company (22)	Delaware	19
Dow Petrochemicals Holding LLC (42)	Delaware	25
Dow Quimica Argentina S.A. (20)	Argentina	23
Dow Quimica Mexicana S.A. de C.V. (16)	Mexico	15
Dow Venezuela, C.A. (7)	Venezuela	10
Global Industrial Corporation	New York	100
GWN Holding, Inc. (31)	Delaware	7
Industrias Carlisil, S.A.	Mexico	100
Modeland International Holdings Inc. (23)	Barbados	41
Nippon Unicar Company Limited (1)	Japan	50
P.T. Union Carbide Indonesia	Indonesia	100
Peñuelas Technology Park LLC	Delaware	100
Seadrift Pipeline Corporation	Delaware	100
Servicios de Quimicos Agricolas, S. A.	Mexico	100
South Charleston Sewage Treatment Company	West Virginia	100
UC Finco Inc.	Delaware	100
UCAR Emulsion Systems International, Inc.	Delaware	100
UCAR Emulsion Systems FZE	Dubai	100
UCAR Interam Inc.	Delaware	100
UCAR Louisiana Pipeline Company	Delaware	100
UCAR Pipeline Incorporated	Delaware	100
UCMG LLC	Delaware	100
Umetco Minerals Corporation	Delaware	100
Australia and New Zealand Exploration Company	Delaware	100
Blue Creek Coal Company, Inc.	Delaware	100
Predate Properties (Pty) Ltd.	South Africa	100
Umetco Minerals Exploration Corporation	Delaware	100
Union Carbide Asia Limited	Hong Kong	100
Union Carbide (Guangdong Zhongshan) Company Limited	China	75
Union Carbide Asia Pacific, Inc.	Delaware	100
Union Carbide Chemicals & Plastics Technology LLC	Delaware	100
Dow Petrochemicals Holding LLC (42)	Delaware	25
Dow Technology Investments LLC (37)	Delaware	50
Union Carbide Comercial Nicaragua, S.A.	Nicaragua	100
Union Carbide Customer Services Pte. Ltd.	Singapore	100
Union Carbide Ethylene Oxide/Glycol Company	Delaware	100
Union Carbide Inter-America, Inc.	Delaware	100

Subsidiaries of The Dow Chemical Company

At December 31, 2010

	Location*	% Ownership
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Peru S.A. (24)	Peru	9
Dow Quimica Chilena S.A. (21)	Chile	10
Union Carbide Middle East Limited	Delaware	100
Union Carbide Pan America, Inc.	Delaware	100
Dow Quimica Argentina S.A. (20)	Argentina	1
Dow Quimica Chilena S.A. (21)	Chile	1
Union Carbide Philippines (Far East), Inc.	Philippines	100
Union Carbide Polyolefins Development Company, Inc.	Delaware	100
Union Carbide South Africa (Proprietary) Limited	South Africa	100
Union Carbide Subsidiary C, Inc.	Delaware	100
Univation Technologies, LLC (1)	Delaware	50
Union Carbide Subsidiary Q Inc.	Delaware	100
Union Carbide Wire & Cable Company, Inc.	Delaware	100
Union Polymers Sdn. Bhd.	Malaysia	90
UNISON Transformer Services, Inc.	Delaware	100
Westbridge Insurance Ltd.	Bermuda	100
U.S. Laboratories, Inc.	Ohio	100
Administrative Business Systems, Inc.	Ohio	100
Poly-Carb, Inc.	Ohio	100
Warbler I LLC	Delaware	100

*	Location of incorporation or organization. Primary location of organization is reported for partnerships.

Subsidiaries of The Dow Chemical Company

At December 31, 2010

(1)	These companies are 50%-owned, nonconsolidated affiliates of The Dow Chemical Company and are accounted for on the equity basis. Separate financial statements for these companies are not included in this Annual Report on Form 10-K. These companies are not controlled, directly or indirectly, by The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.
(2)	The Dow Chemical Company effective ownership of Dow Mideast Systems S.A.E. (JSC) is 100% of which Dow Europe Holding B.V. owns 99.96%, Dow Europe GmbH owns 0.020% and Dow InterBranch B.V. owns 0.020%.
(3)	The Dow Chemical Company effective ownership of Dow Turkiye Kimya Sanayi ve Ticaret Ltd Sirketi is 100% of which Dow Europe Holding B.V. owns 99.9988% and Dow InterBranch B.V. owns 0.0012%.
(4)	The Dow Chemical Company effective ownership of Mycogen S.A. de C.V. is 100% of which Mycogen Crop Protection, Inc. owns 99% and Agrigenetics, Inc. owns 1%.
(5)	The Dow Chemical Company effective ownership of Dow Quimica de Colombia S.A. is 100% of which The Dow Chemical Company owns 90% and Dow Chemical Inter-American Limited owns 10%.
(6)	The Dow Chemical Company effective ownership of DowBrands L.P. is 100% of which Dow Holdings LLC owns 58% and DC Partnership Management Inc. owns 42%.
(7)	The Dow Chemical Company effective ownership of Dow Venezuela, C.A. is 100% of which Dow AgroSciences B.V. owns 53.84%, The Dow Chemical Company owns 36.06% and Union Carbide Corporation owns 10.1%.
(8)	The Dow Chemical Company effective ownership of Chemtech II L.P. is 100% of which Dow Chemical Delaware Corp. owns 72.46%, The Dow Chemical Company owns 22.39% and Ifco Inc. owns 5.15%.
(9)	The Dow Chemical Company effective ownership of Dow AgroSciences LLC is 100% of which Mycogen Corporation owns 51%, Centen Ag Inc. owns 38.91% and Rofan Services Inc. owns 10.09%.
(10)	The Dow Chemical Company effective ownership of Polyol Belgium B.V.B.A. is 100% of which Dow Benelux B.V. owns 99.5% and Dow Europe Holding B.V. owns 0.5%.
(11)	The Dow Chemical Company effective ownership of Chemtech Portfolio Inc. is 100% of which Dow Global Technologies Inc. owns 66.82% and Chemtech II L.P. owns 33.18%.
(12)	The Dow Chemical Company effective ownership of Fort Saskatchewan Ethylene Storage Limited Partnership is 50% of which Dow Chemical Canada ULC owns 49.9% and Fort Saskatchewan Ethylene Storage Corporation owns 0.2%. (Midland Pipeline Corp. owns 50% of Fort Saskatchewan Ethylene Storage Corporation.)
(13)	The Dow Chemical Company effective ownership of Mycogen Corporation is 100% of which Rofan Services Inc. owns 88.11% and Centen Ag Inc. owns 11.89%.
(14)	The Dow Chemical Company effective ownership of DowBrands Inc. is 100% of which Dow International Holdings Company owns 79%, Mycogen Corporation owns 11%, Centen Ag Inc. owns 8% and Rofan Services Inc. owns 2%.
(15)	The Dow Chemical Company effective ownership of Ion Holdings LLC is 100% of which The Dow Chemical Company owns 60% and Rofan Services Inc. owns 40%.
(16)	The Dow Chemical Company effective ownership of Dow Quimica Mexicana S.A. de C.V. is 100% of which The Dow Chemical Company owns 84.58% and Union Carbide Corporation owns 15.42%.
(17)	The Dow Chemical Company effective ownership of Dow AgroSciences Argentina S.A. is 100% of which Dow AgroSciences B.V. owns 89.13% and Agrigenetics, Inc. owns 10.87%.
(18)	The Dow Chemical Company effective ownership of Dexco Polymers LP is 50% of which DW Dexco Investment LLC owns 49.5% and Dexco Polymers Operating Company LLC owns 1%. (The Dow Chemical Company owns 50% of Dexco Polymers Operating Company LLC).
(19)	The Dow Chemical Company effective ownership of Dow Zwijndrecht B.V.B.A. is 100% of which Dow Europe Holding B.V. owns 99.65% and Dow InterBranch B.V. owns 0.35%.
(20)	The Dow Chemical Company effective ownership of Dow Quimica Argentina S.A. is 100% of which The Dow Chemical Company owns 76.70%, Union Carbide Corporation owns 23.20% and Union Carbide Pan America, Inc. owns 0.10%.
(21)	The Dow Chemical Company effective ownership of Dow Quimica Chilena S.A. is 100% of which The Dow Chemical Company owns 89.81%, Union Carbide Inter-America, Inc. owns 10.16% and Union Carbide Pan America, Inc. owns 0.03%.
(22)	The Dow Chemical Company effective ownership of Dow International Holdings Company is 100% of which The Dow Chemical Company owns 72.0268%, Union Carbide Corporation owns 19.1341%, Essex Specialty Products LLC owns 8.7988% and Dow Chemical International Ltd owns 0.0403%.
(23)	The Dow Chemical Company effective ownership of Modeland International Holdings Inc. is 100% of which Dow Chemical Finance Canada ULC owns 59.1% and Union Carbide Corporation owns 40.9%.
(24)	The Dow Chemical Company effective ownership of Dow Peru S.A. is 100% of which The Dow Chemical Company owns 91.21% and Union Carbide Inter-America, Inc. owns 8.79%.

Subsidiaries of The Dow Chemical Company

At December 31, 2010

(25)	The Dow Chemical Company effective ownership of Valuepark Terneuzen C.V. is 50% of which Terneuzen Partnership Services B.V. owns 49.82% and Valuepark Terneuzen Beheer B.V. owns 0.36%. (Dow Benelux B.V. owns 50% of Valuepark Terneuzen Beheer BV).
(26)	The Dow Chemical Company effective ownership of Dow Chemical International Pvt. Ltd. is 100% of which Dow Chemical Pacific (Singapore) Private Limited owns 99.99% and Dow Chemical (Singapore) Private Limited owns 0.01%.
(27)	The Dow Chemical Company effective ownership of Dow AgroSciences India Pvt. Ltd. is 100% of which Dow AgroSciences Agricultural Products Limited owns 99.99% and DAS Agricultural Investment Holding Company Ltd. owns 0.01%.
(28)	The Dow Chemical Company effective ownership of PBBPolisur S.A. is 100% of which Dow Investment Argentina S.A. owns 72% and 3229809 Nova Scotia Company owns 28%.
(29)	The Dow Chemical Company effective ownership of Dow Stade Produktions GmbH & Co. OHG is 100% of which SAFECHEM Europe GmbH owns 70% and ANGUS Chemie GmbH owns 30%. Dow Europe Holding B.V acts as a general partner with 0% capital participation.
(30)	The Dow Chemical Company effective ownership of DML Holding Inc. is 100% of which The Dow Chemical Company owns 88.84% and Union Carbide Corporation owns 11.16%.
(31)	The Dow Chemical Company effective ownership of GWN Holding, Inc. is 100% of which The Dow Chemical Company owns 66.23%, Essex Specialty Products LLC owns 26.93% and Union Carbide Corporation owns 6.84%.
(32)	The Dow Chemical Company effective ownership of Dow AgroSciences Bolivia S.A. is 100% of which Dow AgroSciences B.V. owns 99%, Dow AgroSciences Argentina S.A. owns 0.5% and Dow AgroSciences Paraguay S.A. owns 0.5%.
(33)	The Dow Chemical Company effective ownership of Dow AgroSciences Paraguay S.A. is 100% of which Dow AgroSciences B.V. owns 99.99% and Dow AgroSciences Argentina S.A. owns 0.01%.
(34)	The Dow Chemical Company effective ownership of Dow Chemical Korea Limited is 100% of which The Dow Chemical Company owns 85.82% and Dow Europe Holding B.V. owns 14.18%.
(35)	The Dow Chemical Company effective ownership of Dow Saudi Arabia Company is 100% of which Dow Europe Holding B.V. owns 85% and Dow Interbranch B.V. owns 15%.
(36)	The Dow Chemical Company effective ownership of Dow Wolff Cellulosics GmbH & Co. OHG is 100% of which ANGUS Chemie GmbH owns 50% and SAFECHEM Europe GmbH owns 50%. Dow Europe Holding B.V. acts as general partner with 0% capital participation.
(37)	The Dow Chemical Company effective ownership of Dow Technology Investments LLC is 100% of which Dow Global Technologies Inc. owns 50% and Union Carbide Chemicals & Plastics Technology LLC owns 50%.
(38)	The Dow Chemical Company effective ownership of DC Spectrum Holding C.V. is 100% of which Dow International Holdings Company owns 99.999% and Dow Netherlands Holdings LLC owns 0.001%.
(39)	The Dow Chemical Company effective ownership of Coöperatieve DC Prisma Holding U.A. is 100% of which DC Spectrum Holding C.V. owns 99.999% and Dow Netherlands Investments LLC owns .001%.
(40)	The Dow Chemical Company effective ownership of DC Galaxy Holding C.V. is 100% of which Dow International Holdings S.A. owns 99.928% and Dow Dutch Holding B.V. owns 0.072%.
(41)	The Dow Chemical Company effective ownership of Pacific Plastics (Thailand) Limited is 100% of which Dow Chemical International Ltd. owns 51% and The Dow Chemical Company owns 49%.
(42)	The Dow Chemical Company effective ownership of Dow Petrochemicals Holding LLC is 100% of which The Dow Chemical Company owns 25%, Dow Global Technologies Inc. owns 25%, Union Carbide Corporation owns 25% and Union Carbide Chemicals & Plastics Technology LLC owns 25%.
(43)	The Dow Chemical Company effective ownership of Dow Egypt Services Limited is 100% of which Dow Mideast Systems S.A.E. (JSC) owns 75% and Dow Europe GmbH owns 25%.
(44)	The Dow Chemical Company effective ownership of Dow Olefinverbund GmbH is 100% of which Dow Europe Holding B.V. owns 95% and Dow Beteiligungsgesellschaft mbH & Co. KG owns 5%.
(45)	The Dow Chemical Company effective ownership of Dow Izolan OOO is 58% via its ownership interest in RUS Polyurethanes Holding B.V.
(46)	The Dow Chemical Company effective ownership of Dow Izolan Ukraine LLC is 58% via its ownership interest in RUS Polyurethanes Holding B.V.
(47)	The Dow Chemical Company effective ownership of K-D Petrochemicals C.V. is 50% of which Daulat Holdco LLC owns .00058011%, Dow Plastics and Chemicals Holding B.V. owns ..00058011%, Daulat Canada Holding LP owns .00058011% and K-Dow Petrochemicals GmbH owns 99.99651933% (Dow Petrochemicals Holding LLC owns 50% of K-Dow Petrochemicals GmbH.)

Subsidiaries of The Dow Chemical Company

At December 31, 2010

(48)	The Dow Chemical Company effective ownership of Dow Investment Argentina S.A. is 100% of which 3229809 Nova Scotia Company owns 97% and Daulat Canada Holding LP owns 3%.
(49)	The Dow Chemical Company effective ownership of Rohm and Haas Australia Pty. Ltd. is 100% of which Rohm and Haas Company owns 99.999867% and Charles Lennig & Company LLC owns .000133%.
(50)	The Dow Chemical Company effective ownership of Rohm and Haas Chile Limitada is 100% of which Rohm and Haas Company owns 99% and Charles Lennig & Company LLC owns 1%.
(51)	The Dow Chemical Company effective ownership of Rohm and Haas Colombia Ltda is 100% of which Rohm and Haas Company owns 94.899867% and Charles Lennig & Company LLC owns 5.100133%.
(52)	The Dow Chemical Company effective ownership of Rohm and Haas Argentina S.R.L. is 100% of which Rohm and Haas Denmark Finance A/S owns 89.9942% and Rohm and Haas Company owns 10.0058%.
(53)	The Dow Chemical Company effective ownership of Rohm and Haas Chemicals LLC is 100% of which Rohm and Haas Holdings LLC owns 76.80153%, Rohm and Haas Company owns 23.13014% and Rohm and Haas Latin America, Inc. owns .06833%.
(54)	The Dow Chemical Company effective ownership of Rohm and Haas Holdings Ltd. is 100% of which Rohm and Haas (Bermuda), Ltd. owns 99.971725% and Rohm and Haas Credit LLC owns .028275%.
(55)	The Dow Chemical Company effective ownership of Rohm and Haas Equity Corporation is 100% of which Rohm and Haas Credit LLC owns 82.731264%, Rohm and Haas Chemicals LLC owns 12.666042%, Rohm and Haas Electronic Materials LLC owns 3.031015% and Rohm and Haas Company owns 1.571679%.
(56)	The Dow Chemical Company effective ownership of Rohm and Haas Canada Investments Inc./Placements Rohm et Haas Canada Inc. is 100% of which GWN Holding Inc. owns 91.6%, Rohm and Haas Canada Finance Company/Compagnie de Finance Rohm et Haas Canada owns 8.2% and DML Holding Inc. owns 0.2%.
(57)	The Dow Chemical Company effective ownership of Rohm and Haas Canada LP is 100% of which Rohm and Haas Canada Investments Inc./Placements Rohm et Haas Canada Inc. owns 99.99% and 3243425 Nova Scotia Company owns .01%.
(58)	The Dow Chemical Company effective ownership of Rohm and Haas Investments Holdings Inc. is 90.909% of which Rohm and Haas Company owns 63.6363% and Rohm and Haas Texas Incorporated owns 27.2727%.
(59)	The Dow Chemical Company effective ownership of Rohm and Haas European Holding ApS is 100% of which Rohm and Haas Equity Corporation owns 99.999347% and Rohm and Haas Denmark Investments LLC owns .000653%.
(60)	The Dow Chemical Company effective ownership of Rohm and Haas (India) Pvt. Ltd. is 100% of which Rohm and Haas India Investment ApS owns 99.9860% and Rohm and Haas Denmark Finance A/S owns .0140%.
(61)	The Dow Chemical Company effective ownership of PT. Rohm and Haas Indonesia is 100% of which Rohm and Haas Denmark Finance A/S owns 99% and Rohm and Haas Denmark China Investment ApS is 1%.
(62)	The Dow Chemical Company effective ownership Rohm and Haas Mexico, S. de R.L. de C.V. is 100% of which RH DK Mexico Holding ApS owns 99.999999% and Rohm and Haas Denmark China Investment ApS owns .000001%.
(63)	The Dow Chemical Company effective ownership of Rohm and Haas Bermuda Partner I GP is 100% of which Rohm and Haas Denmark Bermuda Holding Company ApS owns 53.751817%, Rohm and Haas Denmark Finance A/S owns 46.248181% and Rohm and Haas Denmark China ApS owns .000002%.
(64)	The Dow Chemical Company effective ownership of Rohm and Haas Bermuda GP is 100% of which Rohm and Haas Bermuda Partner II GP owns 52.80% and Rohm and Haas Denmark Bermuda GP ApS owns 47.20%.
(65)	The Dow Chemical Company effective ownership of PT Dow Indonesia is 100% of which Dow Chemical Pacific (Singapore) Private Limited owns 99% and Dow Chemical (Singapore) Private Limited owns 1%.
(66)	The Dow Chemical Company effective ownership of Rohm and Haas Kimya Sanayi Limited Sirketi is 100% of which Rohm and Haas Denmark Holding Company ApS owns 99.9992% and Rohm and Haas Denmark Finance A/S owns .0008%.
(67)	The Dow Chemical Company effective ownership of Rohm and Haas Kimya Ticaret Limited Sirketi is 100% of which Rohm and Haas Denmark Holding Company ApS owns 99.9999% and Rohm and Haas Denmark Finance A/S owns .0001%.
(68)	The Dow Chemical Company effective ownership of Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S. is 60% of which Rohm and Haas Denmark Holding Company ApS owns 59.9993% and Rohm and Haas Denmark Finance A/S owns .0007%.
(69)	The Dow Chemical Company effective ownership of Rohm and Haas International SNC is 100% of which Rohm and Haas Denmark Holding Company ApS owns 99.99999% and Rohm and Haas Europe Sales ApS owns .0001%.
(70)	The Dow Chemical Company effective ownership of Rohm and Haas Bermuda Partner II GP is 100% of which Rohm and Haas Denmark Finance A/S owns 99.999999% and Rohm and Haas Denmark China Investment ApS owns .000001%.

Subsidiaries of The Dow Chemical Company

At December 31, 2010

(71)	The Dow Chemical Company effective ownership of Rohm and Haas Electronic Materials Singapore Pte. Ltd. is 100% of which Rohm and Haas Electronic Materials Asia Limited owns 50% and RH Asia Holding GmbH owns 50%.
(72)	The Dow Chemical Company effective ownership of Rohm and Haas Latinoamerica, S. DE R.L. DE C.V. is 100% of which Rohm and Haas Denmark Finance A/S owns 99.999999% and Rohm and Haas Denmark China Investment ApS owns .000001%.
(73)	The Dow Chemical Company effective ownership of Battleground Water Company is 60.61% of which Rohm and Haas Texas Incorporated owns 51.77% and The Dow Chemical Company owns 8.84%.
(74)	The Dow Chemical Company effective ownership of Dow MF Produktion GmbH & Co. OHG is 100% of which SAFECHEM Europe GmbH owns 70% and Dow MF Verwaltungs GmbH owns 30%. Dow Europe Holding B.V. acts as a general partner with 0% capital participation.
(75)	The Dow Chemical Company effective ownership of Siam Polyethylene Company Limited is 50% of which Daulat Canada Holding LP owns 49% and SD Group Service Co. Ltd., which is 50%-owned by The Dow Chemical Company, owns 2%.
(76)	The Dow Chemical Company effective ownership of Dow Deutschland Vertriebs GmbH & Co. OHG is 100% of which SAFECHEM Europe GmbH owns 70% and Dow Deutschland Verwaltungs Vertriebs GmbH owns 30%. Dow Europe Holding B.V. acts as a general partner with 0% capital participation.
(77)	The Dow Chemical Company effective ownership of Dow International Holdings S.A. is 100% of which Dow Dutch Holding B.V. owns 99.824% and Dow Chemical International Ltd. owns 0.176%.
(78)	The Dow Chemical Company effective ownership of Dow Canada Holding LP is 100% of which Rohm and Haas Canada Investments Inc./Placements Rohm et Haas Canada Inc. owns 99.9999% and 3243425 Nova Scotia Company owns 0.0001%.
(79)	The Dow Chemical Company effective ownership of Dow Chemical East Africa Limited is 100% of which Dow Europe Holding B.V. owns 90% and Dow InterBranch B.V. owns 10%.
(80)	The Dow Chemical Company effective ownership of Daulat Canada Holding LP is 100% of which Dow Canada Holding LP owns 99.9999% and 3243425 Nova Scotia Company owns 0.0001%.
(81)	The Dow Chemical Company effective ownership of Santa Vitoria Acucar e Alcool Ltda. Is 100% of which Dow Brasil S.A. owns 50% and Dow InterBranch B.V owns 50%.
(82)	Dow Corning Corporation is a 50%-owned, nonconsolidated affiliate of The Dow Chemical Company and is accounted for on the equity basis. As a significant subsidiary, separate financial statements for Dow Corning Corporation are presented in this Annual Report on Form 10-K pursuant to Rule 3-09 of Regulation S-X. Subsidiaries of Dow Corning Corporation, if any, are not listed in this Exhibit 21.
(83)	These companies are 50%-owned, consolidated affiliates of The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.